United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as -permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under § 240.14a-12

ZOMEDICA CORP.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZOMEDICA CORP.

1101 Technology Drive, Suite 100

Ann Arbor, Michigan 48108

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 10, 2026

To the Common Shareholders of Zomedica Corp.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Zomedica Corp. (the “Company,” “Zomedica,” “we,” “our” or “us”) to be held on Tuesday, June 10, 2026 at 11:00am Eastern Daylight Time. We are holding the Annual Meeting virtually via live audio webcast. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://virtual-meetings.tsxtrust.com/1928. You will not be able to attend the Annual Meeting at a physical location. The following matters will be considered and voted upon at the Annual Meeting:

1.	To elect eight director nominees to serve as directors until the next annual meeting of shareholders;

2.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026;

3.	An advisory vote to approve the compensation of the Company’s named executive officers as described in the accompanying management information circular and proxy statement (the “Circular”);

4.	An amendment to the By-Laws of the Company to address the quorum requirements for an adjourned meeting of Shareholders as described in the accompanying Circular; and

5.	To consider any other matters that may properly come before the Annual Meeting or any adjournments thereof.

The board of directors of the Company has fixed the close of business on April 21, 2026 as the record date for the determination of shareholders who are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, a registered shareholder should complete, sign, date and return the accompanying form of proxy and mail the form of proxy in accordance with the instructions in the accompanying proxy statement. A beneficial owner will receive a form of proxy or voting instruction form from its bank, broker or other intermediary, and should comply with the requirements provided therewith.

By Order of the Board of Directors
/s/ Larry Heaton
Larry Heaton
Chief Executive Officer

April 24, 2026

Ann Arbor, Michigan

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ZOMEDICA CORP.

1101 Technology Drive, Suite 100

Ann Arbor, Michigan 48108

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

This management information circular and proxy statement (the “Circular”) contains information related to the Annual Meeting of Shareholders (the “Annual Meeting”) of Zomedica Corp. (the “Company,” “Zomedica,” “we,” “our,” or “us”) to be held on Wednesday, June 10, 2026 at 11:00am Eastern Daylight Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. We are holding the Annual Meeting virtually via live audio webcast. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://virtual-meetings.tsxtrust.com/1928 and entering the 13‐digit control number included on the form of proxy or voting instruction form that accompanied your proxy materials. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our common shares, no par value (“Common Shares”).

If you held your Common Shares at the close of business on April 21, 2026 (the “Record Date”), you are invited to attend the Annual Meeting virtually at https://virtual-meetings.tsxtrust.com/1928 and if you held your Common Shares at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement.

Proxies for the Annual Meeting are being solicited on behalf of the Board of Directors (the “Board”) of the Company. This Circular is first being made available to shareholders on or about April 13, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2026.

Our proxy materials including this Circular for the Annual Meeting, the notice of 2026 Annual Meeting, our annual report for the fiscal year ended December 31, 2025 and form of proxy are available on the Internet at https://docs.tsxtrust.com/ZOM, https://investors.zomedica.com/ under the Corporate Governance section or on SEDAR+ at WWW.sedarplus.ca. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

The Company has elected to use “notice-and-access” provisions of applicable Canadian securities legislation to submit proxy-related materials and the Company’s audited financial statements for the fiscal year ended December 31, 2025 and the related management’s discussion and analysis (collectively, the “Annual Report”) to its registered and beneficial common shareholders. Each shareholder will separately receive a notification of notice-and-access, which will contain certain information, including the websites where proxy-related materials and Annual Report have been posted and are accessible.

Unless otherwise indicated, all dollar amounts in this Circular are in United States dollars.

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ABOUT THE MEETING

Why are we calling this Annual Meeting?

The following matters will be considered and voted upon at the Annual Meeting:

1.	To elect eight director nominees to serve as directors until the next annual meeting of shareholders;

2.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026;

3.	An advisory vote to approve the compensation of the Company’s named executive officers as described in this Circular;

4.	An amendment to the By-Laws of the Company to address the quorum requirements for an adjourned meeting of Shareholders as described in this Circular;

5.	To consider any other matters that may properly come before the Annual Meeting or any adjournments thereof.

What are the Board’s recommendations?

Our Board of Directors (our “Board”) believes that the election of the director nominees identified herein and the ratification of the appointment of Grant Thornton LLP as our auditors, and for United States securities purposes, our independent registered public accounting firm, for 2026, and an amendment to the By-Laws of the Company to address the quorum requirements for an adjourned meeting of Shareholders as further described in this Circular are advisable and in the best interests of the Company and its shareholders and recommends that you vote FOR these proposals. Our Board believes that the compensation of our named executive officers for the year ended December 31, 2025, as described in this Circular, was appropriate and recommends that you vote FOR the approval of that compensation. If you are a registered shareholder, and you return a properly executed form of proxy but do not mark the boxes showing how you wish to vote, or appoint your own proxyholder, your shares will be voted by the designated proxyholders in accordance with the recommendations of the Board, as set forth above, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, April 21, 2026 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the Common Shares that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting; provided that, to the extent that (i) a registered shareholder has transferred ownership of Common Shares subsequent to the Record Date, and (ii) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that the transferee owns the Common Shares and demands, not later than ten days before the Annual Meeting, that the transferee’s name be included on the shareholder list for the Annual Meeting, the transferee shall be entitled to vote the transferee’s Common Shares at the Annual Meeting.

Holders of our Common Shares are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 979,949,668 outstanding Common Shares.

Who can attend and participate in the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxyholders, may attend the Annual Meeting.

Shareholders will not be able to attend the Annual Meeting at a physical location. Participating in the Annual Meeting online enables shareholders and duly appointed proxyholders to participate in the Annual Meeting and ask questions, all in real time. Registered shareholders and duly appointed proxyholders, including beneficial owners who have appointed themselves as proxyholders, can vote at the appropriate times during the Annual Meeting. beneficial owners who have not appointed themselves as proxyholders, can log into the Annual Meeting as set out below and ask questions. Guests can listen to the Annual Meeting but are not able to vote or ask questions.

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To participate at the Annual Meeting:

•

Log in online at https://virtual-meetings.tsxtrust.com/1928. We recommend that you log in at least 15 minutes prior to the start of the meeting. You should allow ample time for online check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder meeting login page;

•	Select your LOGIN type: • Registered Shareholder • Proxyholder /Appointee • Guest

•	For Registered Shareholders: You will receive a 13-digit control number on your instrument of proxy Enter your 13-digit control number, First and Last Name then click “Join Meeting”

•

For Proxyholders or Appointees:

Prior to the meeting, contact TSX Trust Company (“TSX”) to obtain a 13-digit control number

Enter your 13-digit control number, First and Last Name then click “Join Meeting”

•	For Guests: Click “Guest” and then complete the online form.

Registered Shareholders: will be able to participate in the Annual Meeting if using the 13-digit control number located on the instrument of proxy.

Duly appointed proxyholders: TSX will provide the proxyholder with a 13-digit control number after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered. It is necessary for a proxyholder to obtain a control number in order to participate at the Annual Meeting. Without a control number, the proxyholder will not be able to vote or ask question at the Annual Meeting. In order to appoint a proxyholder, see the section below – “Appointing a Proxyholder”.

Guests: will not be able to vote or ask questions at the Annual Meeting.

If you participate in the Annual Meeting online, it is important that you are connected to the internet at all times during the Annual Meeting in order to vote when balloting commences. It is your responsibility to ensure internet connectivity for the duration of the Annual Meeting. You should allow ample time to check into the Annual Meeting online and complete the Annual Meeting procedures.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, by at least two persons present and holding or representing by proxy not less than 25% of the outstanding Common Shares entitled to be voted at the Annual Meeting will constitute a quorum for our meeting.

What is the difference between holding shares as a registered shareholder and as a beneficial owner?

Many of our shareholders hold their Common Shares through a bank, broker or other intermediary (collectively, an “Intermediary”) rather than directly in their own name. As discussed herein, there are some distinctions between Common Shares held of record and those owned beneficially.

Registered Shareholder:

If your Common Shares are registered directly in your name with our transfer agent, TSX, you are considered, with respect to those shares, a registered shareholder. As the registered shareholder, you have the right to grant your voting proxy directly to the persons designated in the form of proxy or another proxyholder or to attend and vote at the Annual Meeting.

Beneficial Owner:

If your Common Shares are held with an Intermediary, it is the registered holder of your Common Shares. You are considered the beneficial owner of those Common Shares, and these proxy materials are being forwarded to you by your Intermediary, which is considered, with respect to those Common Shares, the registered shareholder. As a beneficial owner, you have the right to direct your Intermediary as to how to vote and are also able to appoint a proxyholder to participate at the Annual Meeting.

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If you are a beneficial owner of Common Shares registered in the name of your Intermediary, your Common Shares are held by your broker, bank or Intermediary, or in “street name,” and you will need to obtain a voting instruction form or a legal form of proxy from the organization that holds your Common Shares and follow the instructions included on that form of proxy regarding how to instruct the organization to vote your Common Shares.

How do I vote?

Registered Shareholders:

Even if you currently plan to participate in the virtual meeting, you should consider voting your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting or in the event that you are unable to access the Annual Meeting for any reason.

•

A registered shareholder may vote by attending the Annual Meeting, as described above. Alternatively, a registered shareholder may vote by dating and signing the form of proxy, and returning it in the business reply envelope provided to: Proxy Department, P.O. Box 721, Agincourt, ON M1S 0A1.

•

A registered shareholder may also vote by Internet on the visiting www.meeting-vote.com or by scanning the QR Code to access the website. You will need your 13‐digit control number located on the form of proxy.

•

As an alternative, you may enter your vote instruction by telephone at 1-888-489-7352 (which will provide options in English and French). You will need your 13‐digit control number located on the form of proxy.

In any event, TSX Trust must receive a registered shareholder’s completed form of proxy not later than 11:00 a.m. (Eastern Daylight Time) on June 8, 2026, or not less than 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the time set for holding any adjournment of the Annual Meeting.

The form of proxy must be signed by the registered shareholder or the registered shareholder’s duly appointed attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of such corporation. A form of proxy signed by a person acting as attorney or in some other representative capacity (including a representative of a corporate shareholder) should indicate that person's capacity (following his or her signature) and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been filed with the Company).

Beneficial Owners:

A beneficial owner should receive a voting instruction form (a “VIF”) from your Intermediary. A beneficial owner should send the completed VIF in accordance with the Intermediary’s instructions in advance of the proxy deadline, as to allow the Intermediaries to process the instructions and submit them to TSX Trust so that they are received prior to the indicated proxy deadline.

Providing your voting instructions in advance will ensure your vote is counted at the Annual Meeting even if you later decide not to attend the meeting or are unable to access it in the event of technical difficulties. If you attend and vote at the meeting during the live webcast, any proxy you have previously given will be revoked.

Appointing a Proxyholder

The persons designated in the form of proxy are officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder) other than the persons designated in the accompanying form of proxy, to attend and represent the shareholder at the Annual Meeting. To exercise this right, a registered shareholder should insert the name of the designated representative in the blank space provided on the instrument of proxy/proxy card and strike out the names of management's nominees. Alternatively, a registered shareholder may complete another appropriate instrument of proxy/proxy card.

If a registered shareholder intends to appoint a proxyholder, the registered shareholder must also take the additional step of registering the proxyholder as to obtain a control number from TSX before the Annual Meeting. To register the proxyholder, the shareholder should contact TSX at 1-888-433-6443 (within North America) or 416-682-3801 (outside North America) or www.tsxtrust.com/control-number-request and provide TSX with the required information for your proxyholder. The proxyholder needs to be registered prior to the deadline for delivery of proxy cards for the Annual Meeting in order to be able to vote.

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If a beneficial owner wants to appoint a proxyholder (including the beneficial owner) to attend and vote at the Annual Meeting, the beneficial owner should follow the instructions provided by its Intermediary. A properly completed legal proxy will need to be completed by the beneficial owner or by its Intermediary (depending upon the Intermediary’s procedures) and received by TSX before the indicated proxy deadline. Further, a beneficial owner will also need to contact TSX and register the proxyholder before the deadline for delivery of proxy cards for the Annual Meeting in order to be able to vote. Beneficial owners should contact TSX at 1-888-433-6443 (within North America) or 416-682-3801 (outside North America) or www.tsxtrust.com/control-number-request and provide TSX with the required information for your proxyholder in order to register the proxyholder and obtain a control number from TSX before the Annual Meeting.

Voting of the Form of Proxy and Exercise of Discretion by Proxyholders

All Common Shares represented at the Annual Meeting by properly executed form of proxy will be voted on any ballot that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the form of proxy, the Common Shares represented by the form of proxy will be voted in accordance with such instructions. The management designees named in the accompanying form of proxy will vote or withhold from voting the Common Shares in respect of which they are appointed in accordance with the direction of the shareholder appointing him or her on any ballot that may be called for at the Annual Meeting, and if the shareholder specifies a choice with respect to any matter to be voted on, the Common Shares will be voted accordingly. In the absence of such direction, such Common Shares will be voted “FOR” the director nominees, “FOR” the auditor ratification proposal, and “FOR” the advisory vote on executive compensation and “FOR” the amendment to the Company By-Laws. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments of or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to other matters that may properly be brought before the Annual Meeting. In the event that amendments or variations to matters identified in the Notice of Annual Meeting are properly brought before the Annual Meeting or any further or other business is properly brought before the Annual Meeting, it is the intention of the management designees to vote in accordance with the recommendations of the Board or, if no recommendation is given, at their own discretion.

Voting at the Annual Meeting

If you are a registered Shareholder or a duly appointed proxyholder who has been registered and has been provided with a control number from TSX, you will have the right to vote at the Annual Meeting at https://virtual-meetings.tsxtrust.com/1928.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your form of proxy or voting instruction form as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The Common Shares represented by the forms of proxy received, properly marked, signed and not revoked, will be voted at the Annual Meeting. However, if the shareholder has appointed a proxyholder other than the management nominees named in the form of proxy, it will be necessary for the proxyholder to log into https://virtual-meetings.tsxtrust.com/1928 with their 13-digit control number to vote.

As indicated above, if you are a beneficial owner located in the United States and wish to vote real time by attending the Annual Meeting (or have another person attend as proxyholder and vote on your behalf), you should acquire a valid legal proxy from your Intermediary to attend the meeting.

What if I vote and then change my mind?

A registered shareholder who has submitted a form of proxy may revoke it at any time prior to the exercise thereof. If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●

by attending the Annual Meeting and voting virtually. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

A beneficial owner may also revoke voting instructions previously submitted. If a beneficial owner wishes to revoke voting instructions, they should contact their Intermediary to discuss what procedures need to be followed. The change or revocation of voting instructions by a beneficial owner can take several days or longer to complete and accordingly, any such action should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form/card by the Intermediary or its service company to ensure it is given effect at the Annual Meeting. A beneficial owner may change or revoke prior voting instructions by attending the virtual meeting, however, prior to the meeting and in accordance with the timelines set out by their intermediary, they must either (i) appointment themselves as proxy holders, if they are located in Canada, or (2) obtain a legal proxy from the registered shareholder and submit such legal form of proxy to TSX Trust by the indicated deadline for delivery of the form of proxy, if they are located in the United States.

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What vote is required to approve each proposal?

The presence at the Annual Meeting, in person or by proxy, by at least two persons holding or representing by proxy not less than 25% of the outstanding Common Shares entitled to be voted at the Annual Meeting will constitute a quorum for our meeting. Under applicable Canadian laws, if a valid form of proxy is submitted in respect of Common Shares, the form of proxy received and voted as withholding authority will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

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With respect to Proposal 1 (election of directors), the eight (8) nominees receiving the highest number of votes “FOR” duly cast at the Annual Meeting will be elected to the Board. Any “WITHHELD” votes and broker non-votes, if any, are not counted as shares voted on the matter and therefore will not affect the outcome of the vote on this proposal.

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With respect to Proposal 2 (the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026), the affirmative vote of the holders of a majority of the votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting. Any “WITHHELD” votes and broker non-votes, if any, are not counted as shares voted on the matter and therefore will not affect the outcome of the vote on this proposal.

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With respect to Proposal 3 (an advisory vote to approve the compensation of the Company’s named executive officers as described in this Circular), the affirmative vote of the holders of a majority of the votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting. The form of proxy does not allow for a shareholder to elect “WITHHELD” in relation to this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal.

With respect to Proposal 4 (amendment to the Company By-Laws to address the quorum requirements for an adjourned meeting of Shareholders as described in this Circular), the affirmative vote of the holders of a majority of the votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting. Any “WITHHELD” votes are not counted as shares voted on the matter and therefore will not affect the outcome of the vote on this proposal.

•	To transact any other business properly coming before the Annual Meeting and any adjournments or postponements thereof.

Holders of Common Shares will not have any dissent rights or rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Under applicable United States laws, banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange (the exchange that makes such determinations), but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received voting instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Circular has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your Common Shares.

However, under applicable Canadian securities laws, banks, brokers and other Intermediaries are not permitted to vote Common Shares held on behalf of beneficial owners except in accordance with voting instructions received from the applicable beneficial owner. Therefore, Canadian Intermediaries are not permitted to exercise discretionary voting authority in relation to “routine” business. Further, the Alberta Business Corporations Act (the “ABCA”), which is the statute pursuant to which the Company has been incorporated, provides that shares of a corporation that are registered to a registrant (within the meaning of the ABCA) or a registrant’s nominee and are not beneficially owned by the registrant are not permitted to be voted without instructions from the beneficial owner, and the registrant is not permitted to appoint a proxyholder in respect of those shares without voting instructions from the beneficial owner.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of the Board of the Company and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies, provided that the Company does not intend to pay for the costs of forwarding proxy-related materials (including the notice-and-access notification) to “objecting beneficial owners” unless required by applicable United States securities laws. As a consequence, such objecting beneficial owners may not receive the proxy-related materials unless their Intermediary assumes the cost of delivery.

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PROPOSAL 1: TO ELECT EIGHT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING

Our Board currently consists of eight (8) directors. The following persons have been nominated for election as directors of the Company at the Annual Meeting, each to serve until the next annual meeting of the common shareholders of the Company or until their successors are elected or appointed. All eight (8) nominees are currently members of the Board. Nominee Larry Heaton currently serves as our Chief Executive Officer.

The eight (8) nominees receiving the highest number of votes “FOR” duly cast at the Annual Meeting will be elected to the Board.

Shareholders can vote for all of the proposed directors set forth herein, vote for some of them and withhold for others, or withhold for all of them. If, prior to the Annual Meeting, any vacancies occur in the list of proposed nominees herein submitted, the persons named in the enclosed form of proxy intend to vote FOR the election of any substitute nominee or nominees approved by the Board and FOR the remaining proposed nominees. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.

Nominees for Election until the Next Annual Meeting

The following table sets forth the name, age as of the Record Date and position of each of our director nominees:

Name	Age	Position
Jeffrey Rowe (1)(2)(3)	70	Chairman
Robert Cohen (2)(4)	68	Director
Chris MacLeod (1)(2)(3)	56	Director
Pam Nichols(1)(3)	63	Director
Johnny D. Powers (2)(3)	64	Director
Sean Whelan (1)	55	Director
Rodney Williams (1)(2)(3)	65	Director
Larry Heaton	69	Chief Executive Officer, Director

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(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Mr. Cohen served as our Chief Executive Officer until his retirement on November 1, 2021.

Information as to the Common Shares that are beneficially owned, controlled or directed, directly or indirectly, by each nominee is provided under “Security Ownership of Certain Beneficial Owners and Management” below.

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Jeffrey Rowe has been Chairman of the Board and Chairman of our Compensation Committee since December 2019 and has served as a director since April 2016. Mr. Rowe served as Chairman of our Audit Committee from April 2016 until September 2021. Until his retirement in October 2015, Mr. Rowe served as Executive Vice President and a Director of Diplomat Pharmacy, Inc. (NYSE: DPLO), the largest independent specialty pharmacy company in the U.S. During his tenure with Diplomat, the company grew from a single location with less than $5 million in revenue, to sixteen locations and $3 billion in sales, and became publicly traded on the New York Stock Exchange. Prior to his career with Diplomat, Mr. Rowe owned two successful community pharmacies in Genesee County, Michigan. He holds a Bachelor of Pharmacy degree from Ferris State University. We selected Mr. Rowe to serve on our Board due to his financial expertise and his extensive experience in pharmaceutical operations, the specialty pharmacy industry and fundamental business strategies involving accreditation, contracting, cybersecurity and regulation, combined with an expertise in compounding and integrative medicine. Mr. Rowe resides in Flushing, Michigan.

Robert Cohen was appointed to the Board in August 2020. Mr. Cohen served as our Chief Executive Officer from January 1, 2021 until his retirement on November 1, 2021 and served as our Interim Chief Executive Officer from June 2020 until his appointment as Chief Executive Officer. From April 2017 to May 2019, he was President and Chief Executive Officer of EmboMedics, Inc., an early stage medical device company. From November 2009 to February 2017 he was a founder and President and Chief Executive Officer of Miromatrix Medical Inc., an early stage biotechnology company. Mr. Cohen also served as President and Chief Executive Officer of Travanti Pharma Inc., Advanced Circulatory Systems Inc., and GCI Medical. In addition, he served in senior management positions at St. Jude Medical, Inc., Sulzermedica, and Pfizer Inc. Mr. Cohen has a Bachelor of Arts degree from Bates College and has a J.D. degree from the University of Maine School of Law. We selected Mr. Cohen to serve on our Board due to his extensive experience in medical device and biotechnology companies, including his service as our Chief Executive Officer. Mr. Cohen resides in Eden Prairie, Minnesota.

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Chris MacLeod has been a director since July 2020. Mr. MacLeod is an attorney whose practice is focused on complex business litigation. Since January 2010, Mr. MacLeod has been a founding partner of Cambridge LLP, a Canadian law firm, and has held a partnership interest in the firm through C.R MacLeod Professional Corporation since 2014. Mr. MacLeod holds a bachelor’s degree in political science and religious studies from the University of Regina and an LLB from the University of Saskatchewan. Mr. MacLeod was a former Chairman and Member of the Board of Directors for Body and Mind Inc. We selected Mr. MacLeod to serve on our Board due to his experience in representing companies in international matters. Mr. MacLeod resides in Mississauga, Ontario, Canada.

Pamela Nichols, DVM has been a director since August 2022. Dr. Nichols is a past President of the American Animal Hospital Association, having served for eight years on its Board prior to joining the Zomedica board. Since 1999 she has started, developed and sold multiple successful veterinary hospitals. Dr. Nichols earned her doctorate in veterinary medicine at Colorado State University in 1996 and became one of the first certified rehabilitation professionals in 2004. In her free time, Dr. Nichols is an instrument rated commercial pilot and flight instructor. She is fluent in Spanish and conversant in both Italian and French. We selected Dr. Nichols to serve on our Board due to her broad and deep experience and leadership within the veterinary community. Dr. Nichols resides and practices equine medicine in Scottsdale, Arizona.

Johnny D. Powers has been a director since August 2019. Dr. Powers has over 30 years of experience in the medical diagnostics industry, including over seven years of experience in veterinary healthcare as a senior executive at IDEXX Laboratories, Inc. Dr. Powers was Executive Vice President of IDEXX from 2012 until 2016, overseeing multiple business units, including IDEXX Reference Labs, Telemedicine Services, Rapid Assay Point-of-Care Products, Bioresearch and Worldwide Operations. He joined IDEXX as Corporate Vice President in February 2009, where he led IDEXX Reference Labs to a global leadership position. Dr. Powers holds a bachelor’s degree in chemistry from Wake Forest University, an M.S. in chemical engineering from Clemson University, an M.B.A. from the Duke University Fuqua School of Business and a Ph.D. in biochemical engineering from North Carolina State University. Dr. Powers has an extensive and proven track record of product innovation, commercial execution and operational excellence in the medical diagnostics industry. He has led the development and commercialization of hundreds of innovative diagnostic platforms, products and services in early-stage businesses as well as global, multi-billion-dollar companies. We selected Dr. Powers to serve on our Board due to his background and experience in the veterinary healthcare field and his proven capabilities in commercial operations. Dr. Powers is currently the owner and CEO of Aurentis Consulting Group, LLC, providing business and financial investment consulting to companies and individuals. He resides in Naples, Florida.

Sean Whelan has been a director and Chairman of the Audit Committee since September 2021. Since June 2024, Mr Whelan has served as the Chief Financial Officer of Forum Health, a privately held provider of integrative and functional medicine services and clinics. From August 2020 to July 2023, Mr. Whelan served as the Chief Executive Officer of Encore Rehabilitation Services, a provider of therapy services and associated compliance and revenue cycle support services. From November 2019 until July 2020, Mr. Whelan served as the Chief Financial Officer of Smile America Partners, a provider of in-school dental services. From September 2018 to October 2019, Mr. Whelan served as the Chief Financial Officer of Bedrock Manufacturing, LLC, a manufacturer and retailer of watches, leather goods, apparel, bags and luggage. From September 2017 to September 2018, he served as the Chief Financial Officer of Encore Rehabilitation Services. From December 2010 to December 2016, Mr. Whelan served as the Chief Financial Officer, Secretary and Treasurer and as a Director of Diplomat, Inc. (NYSE: DPLO), a then publicly-traded specialty pharmacy. Mr. Whelan is a Certified Public Accountant and holds Bachelor of Business Administration and Master of Accounting degrees from the University of Michigan’s Ross School of Business. Mr. Whelan is also a prior Director and Audit Committee Chair of Spar Group (NASDAQ: SGRP). We selected Mr. Whelan to serve on our Board due to his financial expertise and experience in the healthcare field. Mr. Whelan resides in Plymouth, Michigan.

Rodney Williams, MBA has served as a director and the Chair of our Nominating and Corporate Governance Committee since April 2016. Mr. Williams has served as CEO of Neuro Event Labs, Inc., since August 1, 2022, a global service provider of NeuroDx services for diagnosing and monitoring of epilepsy seizures. From January 2017 through November 2021, Mr. Williams served on the board of directors and subsequently as CEO and President of PaceMate, Inc., a service provider for Cardiac Remote Monitoring for active implantable devices. Prior to PaceMate, Mr. Williams served as Corporate Vice President for Align Technologies, where he led Invisalign’s product portfolio, strategy, and global services. Mr. Williams has served as Senior Executive for multiple global multi-billion-dollar companies in Commercial, Portfolio and Business Development roles in Class III medical devices in the area of Cardiology, Radiology and Ophthalmology. Mr. Williams holds a bachelor’s degree in marketing from University of Southern California, and an M.B.A. from the Marshall School of Business of University of Southern California. Mr. Williams has an extensive and proven track-record of product innovation, portfolio management, commercial execution, and operational excellence in the medical device industry. He has led the commercialization of multiple new technologies on a global level and led merger and acquisition of several hundred million dollars of deal flow. We selected Mr. Williams to serve on our Board due to his background and experience in the launching of disruptive innovative platforms, market development expertise and strategic mapping and growth programs. Mr. Williams resides in Grapevine, Texas.

Larry Heaton has been our Chief Executive Officer since November 1, 2021 and served as our President from October 1, 2021 until his appointment as Chief Executive Officer upon Mr. Cohen’s retirement. Mr. Heaton has more than 35 years of executive leadership and operations experience in the medical device and biotechnology industries with an extensive focus on commercialization and business development in both large cap and early-stage medical devices companies. Most recently, Mr. Heaton served as President, Chief Executive Officer and Director of Flowonix, Inc., a privately-held company marketing implantable drug-delivery systems for the management of pain and spasticity, from May 2016 until May 2020. Prior to that, Mr. Heaton was President, Chief Executive Officer and Director of Cardiox Corporation, a privately held company that developed and marketed drug-device combination products for the structured heart and liver diagnostics markets, joining the Company as its first employee. Previously, he served as President, Chief Executive Officer and Chairman of the board of ViOptix Inc., a privately held company in the tissue oximetry field. Prior to that, Mr. Heaton served as President, Chief Executive Officer and Director of Curon Medical, Inc., a public company marketing products for the treatment of gastrointestinal disorders. Prior to that, he was President, Chief Executive Officer and Director of Response Genetics, Inc., an applied genomics start-up firm, now public, providing contract research and clinical trial gene expression services to the pharmaceutical industry. Mr. Heaton’s earlier career spanned 18 years at United States Surgical Corporation, a leading manufacturer of innovative wound closure products and advanced surgical devices with annual sales in excess of one billion dollars. Mr. Heaton has had twelve U.S. patents issued to date, assigned to the various companies marketing the related technologies. He holds a Bachelor of Arts degree from Eastern Illinois University, has had several articles published in industry publications and has participated in various healthcare industry forums as speaker or panelist. Mr. Heaton has served as a member of the board of several international medical societies and foundations, including the MITAX Board for the commercialization of NASA technology via partnerships with the medical industry. We selected Mr. Heaton to serve on our Board due to his position as our CEO, in-depth knowledge and commercialization expertise in the medical devices and pharmaceuticals industry.

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Corporate Cease Trade Orders or Bankruptcies

No director or proposed director of the Company is, or has been within the past ten years, a director, chief executive officer or chief financial officer of any company that, while such person was acting in that capacity:

(i)	was the subject of a cease trade or similar order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days; or

(ii)

was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days, that was issued after that individual ceased to be a director or chief executive officer or chief financial officer and which resulted from an event that occurred while such person was acting in a capacity as a director, chief executive officer or chief financial officer.

No director or proposed director of the Company is, or has been within the past ten years, a director or executive officer of any company that, while such person was acting in that capacity, or within a year of that individual ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company is or has, within the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

No director or proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority. No director or proposed director of the Company has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Advance Notice By-law

The Company has adopted an advance notice by-law (the “Advance Notice By-law”) which provides for advance notice to the Company by a shareholder who intends to nominate a person for election as a director other than pursuant to: (i) a requisition of a meeting made pursuant to the provisions of the ABCA; or (ii) a shareholder proposal made pursuant to the provisions of the ABCA. Among other things, the Advance Notice By-law fixes a deadline by which holders of Common Shares must submit director nominations to the Company prior to any special meeting of shareholders called by the Company and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The purpose of the Advance Notice By-Law is to ensure that the Company receives adequate notice of the nominations to be considered at a meeting and can allow the Board to consider the shareholder nominees for addition to the Board. The foregoing is merely a summary of certain aspects of the Advance Notice By-law, is not comprehensive and is qualified by the full text thereof contained in the Amended and Restated By-law No. 1 (2nd version) of the Company. For the estimated deadline to provide a notice to nominate a director, see “Shareholder Proposals –Requirements for Director Nominations” below.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board Composition

Our Board is currently comprised eight (8) directors. At the Annual Meeting, the shareholders will be asked to elect eight (8) directors to hold office until the close of the next annual meeting of shareholders, or until their respective successors are elected or appointed. Our Board is responsible for the business and affairs of our company and considers various matters that require its approval.

Director Nomination Process

Director Qualifications

The Board believes that it is necessary for each of our directors to possess many qualities and skills. The Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Nominating and Corporate Governance Committee relies heavily on nomination of incumbent directors unless a need to expand or reduce the size of the Board is otherwise necessitated due to then existing circumstances. In evaluating re-nomination of incumbent directors, it considers the individual’s contributions to the Board, attendance at committee and Board meetings, and whether their skills and expertise continue to remain relevant to the demands of the Company. In evaluating new candidates, the Nominating and Corporate Governance Committee considers qualifications such as character and integrity and commitment to the long-term growth and profitability of the Company as well as present and anticipated needs of the board, the candidate’s direct experience in the animal health industry and breadth of knowledge on issues affecting the Company. The Company does not maintain a formal policy with respect to diversity, however, the Board and the Nominating and Governance Committee believe that the directors represent diverse viewpoints.

Director Identification and Qualification Process

The Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by shareholders, and by management. Although the Governance and Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by shareholders as long as the shareholders comply with the advance notice requirements set forth under sections entitled “Advance Notice By-law” and “Shareholder Proposals” beginning on pages 10 and 32 of this Circular, respectively.

Shareholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: Zomedica Corp., 1101 Technology Drive, Suite 100, Ann Arbor, Michigan 48108, Attn.: Secretary.

Assuming that the appropriate information is provided for candidates recommended by shareholders, our Nominating and Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons.

Board of Director Meetings

Our Board met five (5) times in 2025. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual shareholder meetings. Three out of eight directors attended the 2025 annual meeting of shareholders, which was held virtually.

Director Independence

The Company’s Common Shares were delisted from NYSE American LLC (“NYSE American”) on March 4, 2025, due to the Company’s failure to meet NYSE American’s minimum bid price requirements. As a result of the delisting, the Company is no longer subject to the continued listing standards of NYSE American. The Company, however, has elected to continue to apply the more stringent requirements of the independence principles and standards established by NYSE American, including those published in the NYSE American LLC Company Guide or as set out under Canadian Securities Laws, in evaluating the independence of its directors and committee members. These provide that a director is independent only if our Board affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the Company or has been an executive officer or employee of the Company within three years, precludes a determination of independence with respect to such director. Under the rules of the NYSE American, independent directors must comprise at least 50% of a Board. In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of our Audit, Compensation, and Nominating and Corporate Governance Committees must be independent.

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Our Board has undertaken a review of the independence of each director based on the aforementioned requirements and applicable rules of the SEC. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Dr. Powers, Mr. Rowe, Mr. Williams, Mr. MacLeod, Mr. Whelan, Mr. Cohen and Dr. Nichols do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE American. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other Board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Under the ABCA, there is a requirement that the audit committee of a Canadian “reporting issuer” such as the Company must consist of at least three directors, a majority of whom are not officers or employees of the Company or any of its affiliates. Further, Canadian securities laws impose requirements with respect to the composition of audit committees, including independence requirements. However, the Company currently qualifies for an exemption from compliance with the audit committee requirements in Canadian securities laws, and therefore instead complies with the requirements of the NYSE American and United States securities laws described above.

Board Committees

Our Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. All of our committee members are independent, as defined under the NYSE American rules.

Each of our committee charters is available on our website at www.zomedica.com.

Audit Committee

Our Audit Committee is currently comprised of five members, Mr. Whelan (Chairman), Mr. Rowe, Mr. Williams, Mr. MacLeod and Dr. Nichols, each of whom is “independent” as that term is defined under applicable SEC rules and NYSE American Listing standards. We have designated Mr. Whelan as our “Audit Committee financial expert,” as defined under Item 407 of Regulation S-K.

Our Audit Committee’s responsibilities include:

•	selecting, retaining and approving the compensation of our independent registered public accounting firm;
•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;
•	pre-approving all audit, non-audit and tax services to be performed by our independent registered public accounting firm;
•	reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
•	recommending to the Board that the audited financial statements and the Management discussion and analysis section be approved and filed in Canada and included in the Company’s Form 10-K;
•	reviewing the adequacy and effectiveness of our financial reporting processes, our internal control policies and procedures and our disclosure controls and procedures;
•	establishing, reviewing and overseeing procedures for the treatment of complaints on accounting, internal accounting controls or audit matters;
•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;
•	reviewing and approving in advance any proposed related-person transactions;
•

reviewing and discussing with management policies and guidelines to govern the process by which management assesses and managing our risks, including the our major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	reviewing and discussing with management earnings press releases; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.

All audit services and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Our Audit Committee met four (4) times in 2025.

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Compensation Committee

Our Compensation Committee is currently comprised of four members, Mr. Rowe (Chairman), Mr. Williams, Mr. MacLeod, Dr. Powers and Mr. Cohen, each of whom is “independent” as that term is defined under applicable SEC rules and NYSE American Listing standards.

Our Compensation Committee’s responsibilities include:

•	developing and periodically reviewing compensation policies and practices applicable to executive officers;
•	annually reviewing and recommending the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;
•	determining bases for and fix or recommend to the Board for approval compensation levels for other executive officers;
•	supervising, administering and evaluating incentive, equity-based and other compensatory plans in which executive officers and key employees participate;
•

reviewing and recommending to the Board for approval of any employment agreements, severance arrangements, change-in- control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers;

•	reviewing the adequacy of director compensation; and
•	preparing and reviewing any compensation committee report that the SEC may require in our annual proxy statement.

Our Compensation Committee met three (3) times in 2025.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is currently comprised of five members, Mr. Williams (Chair), Dr. Nichols, Mr. Macleod, Mr. Rowe and Dr. Powers, each of whom is “independent” as that term is defined under applicable SEC rules and NYSE American Listing standards.

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to the Board for its approval criteria to be considered in selecting nominees for director;
•	identifying and screening individuals qualified to become members of the Board;
•	considering any director candidates recommended by the Company's shareholders pursuant to the procedures established by the committee and described in the Company's proxy statement;
•	making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the annual meeting of shareholders;
•	reviewing and making recommendations to the Board in respect of our management succession plans, management training and development plans, termination policies and termination arrangements; and
•	reviewing the Board’s committee structure and recommend to the Board for its approval directors to serve as members of each committee.

The committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the committee and the Board of Directors. Our Nominating and Corporate Governance Committee met three (3) times in 2025.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in our best interests and the best interests of our shareholders to separate these roles at this time. Mr. Heaton currently serves as our Chief Executive Officer and Mr. Rowe serves as Chairman of our Board. The Board believes this governance structure promotes balance between the Board's independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis.

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Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing our general management strategy and us and also ensures that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe that this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach. Our Audit Committee oversees our cybersecurity program, which is designed to protect our confidential and proprietary information. Any matters of particular significance are further reported to the Board.

Shareholder Communications

Our Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from shareholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Shareholders who wish to send communications to the Board should address such communications to: The Board of Directors, Zomedica Corp., 1101 Technology Drive, Suite 100, Ann Arbor, MI 48108, Attention: Secretary.

Code of Ethics

Our Board has adopted the Code of Ethics, which applies to all officers, directors and employees. Our Code of Ethics is available on our website at www.zomedica.com, as well as our SEDAR+ profile at www.sedarplus.ca. Information contained in, or accessible through, our website does not constitute part of this Circular. We intend to disclose any amendments to our Code of Ethics, or waivers of its requirements, on our website and on our SEDAR+ profile, as well as in our filings under the Exchange Act and filings to satisfy Canadian securities requirements on our SEDAR+ profile.

Insider Trading and Anti-Hedging Policy

The company has adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of its securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Clawback Policy

We have adopted a Clawback Policy which provides for the recovery of certain incentive compensation in the event of an accounting restatement. Under the Clawback Policy, if the Company’s financial results are restated, due to the Company’s material noncompliance with any financial reporting requirements under securities laws, the portion of any amounts of incentive compensation paid to the Company’s current and former executive officers based on erroneous data will be recouped from those current and former executive officers, as determined by our Compensation Committee.

Canadian Governance Disclosure

Attached as Appendix A to this Circular is disclosure of the Company’s corporate governance practices as required by Form 58-101F1. This disclosure is required under Canadian securities requirements.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers as of the Record Date:

Name	Age	Position(s)
Larry Heaton	69	Chief Executive Officer
Anthony (Tony) K. Blair	65	Chief Operating Officer
Karen L. DeHaan-Fullerton	58	Chief Counsel and Corporate Secretary
Kevin R. Klass	59	Senior Vice President of Sales

Larry Heaton is also a nominee for our Board of Directors, and information regarding his business experience is described above under the heading “Nominees for Election until the Next Annual Meeting.” The business experience for Mr. Blair, Ms. DeHaan-Fullerton, and Mr. Klass for at least the past five years is summarized below.

Management

Tony Blair, our Chief Operating Officer since June 13, 2022, joined Zomedica in January 2022 as Executive Vice President of Operations. Prior to joining Zomedica, he was a principal founder of BGA Mfg. Services LLC, a manufacturing and operations consulting organization. Mr. Blair was COO of Cardiox Corporation from 2012 through 2016, a privately held company that developed, manufactured, and marketed drug-device combination products for the structural heart and liver markets. Mr. Blair has more than 30 years of operations leadership experience in the medical device and pharmaceutical industries. Before joining Cardiox in 2012, Mr. Blair served as VP of Manufacturing for Devicor Medical Products, the parent corporation of Mammotome, a global company dedicated to acquiring and growing healthcare companies which subsequently acquired Neoprobe, a public company, where he served as Vice President of Manufacturing Operations. Prior to Neoprobe, Mr. Blair served as Vice President, Manufacturing Operations of Enpath Medical, from 2002 to 2004 which acquired Biomec Cardiovascular, Inc. From 1998 through 2001, Mr. Blair led the manufacturing efforts at Astro Instrumentation, a medical device contract manufacturer. He was part of the leadership of the company from its initial start-up in 1998. Prior to Astro, he spent ten years at Ciba-Corning Diagnostics (now Bayer), in various managerial capacities including Operations Manager, Materials Manager, Purchasing Manager, and Production Supervisor. Before that, he was employed by Bailey Controls and held various positions increasing in responsibility in purchasing and industrial engineering. Mr. Blair started his career at Fisher Body, a division of General Motors in production supervision. He holds a Bachelor’s degree in Business Administration from Cleveland State University.

Karen DeHaan-Fullerton was appointed as the Company’s General Counsel in May 2022. She was promoted as Chief Counsel and Corporate Secretary on June 13, 2022. Prior to joining the Company, Ms. DeHaan-Fullerton served as Associate General Counsel and Senior Transaction Counsel at Exactech, Inc., a privately held orthopedic device manufacturer from March 2019 to May 2022. From January 2016 to March 2019, Ms. DeHaan-Fullerton held several positions at Elanco US, Inc., an animal healthcare company, including BD counsel, Counsel, North America and Assistant General Counsel. Ms. DeHaan-Fullerton holds a Bachelor of Science degree from Northeast Missouri State University, an accounting certificate from Northwestern University and a Juris Doctorate from the University of Louisville.

Kevin R. Klass was appointed as the Company’s Senior Vice President of Sales in November 2023. Before joining Zomedica in November 2023, Mr. Klass worked for 12 years at Heska Corporation, a global provider of advanced veterinary diagnostic and specialty products that was publicly traded on the NASDAQ until April 2023 when it was acquired by Mars, Inc. At Heska Corporation, Mr. Klass was the Vice President of US Sales from November 2019 to November 2023, and prior to that he was a regional sales manager from August 2011 to November 2019. Prior to Heska, Mr. Klass held sales, sales management, and marketing positions in human healthcare with Siemens, Johnson & Johnson, and Abbott Diagnostics. Before that, Mr. Klass worked for IDEXX Laboratories, Inc. where he was part of the team that initiated IDEXX’s sales into the Canadian market and then later moved into a worldwide marketing role.

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EXECUTIVE COMPENSATION

The following table shows the compensation for each of the years ended December 31, 2025 and December 31, 2024 awarded to or earned by (i) the individual who served as our principal executive officer or acting in a similar capacity during the last completed fiscal year, (ii) our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2025, and (iii) any individual who would otherwise be included in (ii) above but for the fact that such individual was not serving as an executive officer of ours at the end of the 2025 fiscal year. The persons listed in the following table are referred to herein as the “named executive officers” or “NEOs.”

		Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
Name and Principal Position		$	$	$	$	$
Larry Heaton
Chief Executive Officer	2025	466,400	147,270	149,213		762,883
	2025	458,735	189,200			647,985

Peter Donato, Former Chief Financial Officer	2024	231,084	118,508	303,562		700,967

Mike Zuehlke, Sr. VP of Finance and Controller(3)	2025	247,500	69,360	37,527		354,387

Tony Blair, Chief Operating Officer	2025	275,525	86,648	27,977		390,151
	2024	260,273	76,573	30,936		367,782

Karen DeHaan-Fullerton, General Counsel and Corporate Secretary	2024	258,689	70,183	38,670		367,542

Kevin Klass, Sr. VP of Sales	2025	286,400	112,997	34,001		433,398

____________

(1)

The amounts in this column reflect the aggregate grant date fair values of the stock options granted in 2025 and 2024 to the NEOs, in each case, calculated in accordance with FASB ASC Topic 718. The actual value that the NEOs will realize for these awards is a function of the value of the underlying shares if and when these awards are exercised and sold.

(2)	All Other Compensation represents vacation payout and accruals.
(3)	Acting as financial officer for the purpose of filing financial reports.

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Employment Arrangements with Our Named Executive Officers

Larry Heaton

On October 1, 2021, we entered into an employment agreement with Mr. Heaton (the “Heaton Employment Agreement”). The Heaton Employment Agreement was amended effective as of April 1, 2024. For the period starting on October 1, 2021 and through January 1, 2023, Mr. Heaton’s salary was $400,000 and he was awarded options to purchase 10,000,000 common shares of stock at $0.58 per share. The options vested in four equal installments, beginning on the one-year anniversary of the date of grant and will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances. From January 1, 2023 to April 1, 2023, Mr. Heaton’s annual salary was $440,000. Effective with the date of the amendment, Mr. Heaton’s annual salary was increased to $466,400. In addition, the Heaton Employment Agreement provides, among other things, for: (i) a term ending December 31, 2024, subject to automatic renewal for successive one year terms unless either party provides thirty (30) days prior written notice of its election not to renew; (ii) eligibility for an annual discretionary bonus having a target amount of 50% of his base salary based upon achievements approved by the Board; and (iii) in the event that Mr. Heaton’s employment is terminated for any reason other than “cause” or disability or he resigns for “good reason” (each as defined in the Heaton Employment Agreement), Mr. Heaton will be eligible for, subject to execution and non-revocation of a release of claims in our favor: (a) payments equal to one-half of his then current annual salary, to be paid in installments over a six (6) month period in accordance with our regular payroll practices, (b) any portion of his bonus for the year of termination that was earned but unpaid and (c) in the event Mr. Heaton elects to continue his group medical/dental insurance coverage, reimbursements for premium costs of such continuation coverage, at the same level of coverage that was in effect as of termination, for up to six (6) consecutive months or, if earlier, until such continuation coverage is no longer available under applicable laws and plans. Mr. Heaton is subject to non-compete and non-solicit provisions, which apply during the term of his employment and for a period of one (1) year following termination of his employment for any reason. Mr. Heaton is also eligible to receive stock option grants under our Amended and Restated Stock Option Plan and to participate in our employee benefit plans, including health and 401(k) plans, subject to any qualification period therefor. He is also entitled to the reimbursement of reasonable business expenses. The Heaton Employment Agreement also contains customary confidentiality and intellectual property covenants. Mr. Heaton was awarded options on October 4, 2022 to purchase 4,000,000 common shares at $0.22 per share and an additional option grant on June 12, 2025 to purchase 4,000,000 common shares at $0.05 per share. Each option grant will vest 25% on the one-year anniversary from the date of grant and 1/48 thereafter until fully vested. The options will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances.

Peter Donato

Mr. Donato was appointed as the Company’s Chief Financial Officer on March 16, 2023. On August 14, 2024, Mr. Donato submitted his resignation with an effective date of August 15, 2024. At that time, Mr. Donato entered into a Consulting Agreement with the Company to provide support and transition services for a period of three years, commencing on August 16, 2024. During the initial three month period, Mr. Donato received a flat fee of $20,312.50 or the equivalent of 25% of his base salary for up to 10 hours per week. Thereafter, we agreed to pay him $250 per hour for services requested by the Company. Mr. Donato also entered into a separation and release agreement with the Company. Under the terms of this agreement, Mr. Donato is entitled to receive reimbursement for current and remaining expenses, including $27,500 for his leased home in Michigan.

Tony Blair

Mr. Blair was appointed as the Executive Vice President of Operations in December 2021. In June 2022, Mr. Blair was appointed the Company’s Chief Operating Officer. In connection with his appointment, the Company agreed to pay him a base salary of $240,000 per year. At the conclusion of each calendar year, Mr. Blair will be eligible to receive an annual discretionary bonus of up to 30% of his base salary based on the achievement of certain goals and objectives established by the Company and the Chief Executive Officer. Mr. Blair was awarded options to purchase 3,000,000 common shares at an exercise price of $0.30 per share. The options will vest in four equal installments, beginning on the one-year anniversary of the date of grant and will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances. Mr. Blair is also eligible to participate in any employee benefits generally available to other employees. In the event that Mr. Blair’s employment is terminated for any reason other than for “cause”, Mr. Blair will be entitled to an amount equal to three months of base salary. Mr. Blair was granted additional options to purchase 400,000 common shares at $0.13 per share on November 10, 2024 and 750,000 common shares at $0.05 per share on June 12, 2025. Each option grant will vest 25% on the one-year anniversary from the date of grant and 1/48 thereafter until fully vested. The options will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances.

Karen DeHaan-Fullerton

Ms. DeHaan-Fullerton was appointed as the Company’s General Counsel in May 2022. Ms. DeHaan-Fullerton was appointed as General Counsel and Secretary in June 2022. In connection with her appointment, the Company agreed to pay her a base salary of $250,000 per year. At the conclusion of each calendar year, Ms. DeHaan-Fullerton will be eligible to receive an annual discretionary bonus of up to 30% of her base salary, based on the achievement of certain goals and objectives established by the Company and her direct manager. Ms. DeHaan-Fullerton was awarded options to purchase 500,000 common shares at an exercise price of $0.24 per share. The options will vest in four equal installments, beginning on the one-year anniversary of the date of grant and will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances. Ms. DeHaan-Fullerton is also eligible to participate in any employee benefits generally available to other employees. Ms. DeHaan-Fullerton was awarded options to purchase an additional 500,000 common shares at $0.13 per share on November 11, 2024 and 500,000 common shares at $0.05 per share on June 12, 2025. Each option grant will vest 25% on the one-year anniversary from the date of grant and 1/48 thereafter until fully vested. The options will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances.

Kevin Klass

Mr. Klass was appointed as the Company’s Senior Vice President of Sales in November 2023. In connection with his appointment, the Company agreed to pay him a base salary of $285,000 per year. At the conclusion of each calendar year, Mr. Klass will be eligible to receive an annual discretionary bonus of up to 50% of his base salary based on the achievement of certain goals and objectives established by the Company and the Chief Executive Officer. Mr. Klass was awarded options to purchase 2,000,000 common shares at an exercise price of $0.20 per share. The options will vest in four equal installments, beginning on the one-year anniversary of the date of grant and will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances. Mr. Klass is also eligible to participate in any employee benefits generally available to other employees. In the event that Mr. Klass’s employment is terminated for any reason other than for “cause”, Mr. Klass will be entitled to an amount equal to six months of base salary (“Severance Amount”) over the six-month period following the termination date, in accordance with the Company’s payroll procedures subject to applicable tax withholdings. In the event Mr. Klass’s employment is terminated upon a change of control, he will be entitled to receive the Severance Amount in a lump sum on the Company’s first ordinary payroll date following the separation from service. Mr. Klass was awarded options to purchase 200,000 common shares at $0.12 per share on February 21, 2025 and 500,000 shares at $0.05 on June 12, 2025. Each option grant will vest 25% on the one-year anniversary from the date of grant and 1/48 thereafter until fully vested. The options will expire on the tenth anniversary of the date of grant, subject to the earlier termination upon the occurrence of certain circumstances.

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Stock Appreciation Rights Plan

On August 12, 2024, the Board of Directors of the Company adopted the Zomedica Corp. 2024 Stock Appreciation Rights Plan (the “SAR Plan”). The SAR Plan is administered by the Board of Directors, which may delegate administration to a committee of the Board. Up to 10% of the issued and outstanding shares of common stock of the Company (calculated on a non-diluted basis) is available for the grant of SARs. Awards are settled solely in cash and do not result in the issuance of shares. The Board determines the exercise price of each SAR, which must not be less than the fair market value of one share of common stock on the grant date, as well as the term and vesting provisions of each award. The term of a SAR may not exceed ten years. Upon exercise, participants receive a cash payment equal to the excess of the fair market value of a share of common stock on the exercise date over the exercise price. SARs granted to employees vest 25% on the first anniversary of the grant date, with the remainder vesting 1/48th per month over the next 36 months. SARs granted to non-employee directors vest 100% on the first anniversary of the grant date, subject to continuous service through the vesting date. Following termination of service, vested SARs may generally be exercised within 90 days, or up to 12 months in the event of death or disability, but not beyond the expiration date of the SAR. The SAR Plan is subject to the terms outlined in individual grant agreements he Company accounts for stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation, (“ASC 718”). Stock-based compensation expense is recognized for awards granted to employees and directors based on the fair value of the awards on the grant date. The fair value of SARs is determined using the Black-Scholes Option Pricing Model, incorporating significant assumptions such as expected stock price volatility, expected term of the award, and risk-free interest rate.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning outstanding equity awards for each named executive officer as of December 31, 2025:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Larry Heaton(1)	10,000,000	-	-	0.58	10/1/2031	-	-	-	-
Larry Heaton(2)	4,000,000	1,000,000	-	0.22	10/4/2032	-	-	-	-
Larry Heaton(3)	4,000,000	4,000,000	-	0.05	6/12/2035
Tony Blair(4)	3,000,000	750,000	–	0.35	2/25/2032
Tony Blair(5)	400,000	293,750	–	0.13	11/11/2034
Tony Blair(6)	750,000	750,000		0.05	6/12/2035
Karen DeHaan Fullerton(7)	500,000	125,000	–	0.24	5/31/2032
Karen DeHaan Fullerton(8)	500,000	367,188	–	0.13	11/11/2034
Karen DeHaan Fullerton(9)	500,000	500,000	–	0.05	6/12/2035
Kevin Klass(10)	2,000,000	1,000,000		0.20	11/7/2033
Kevin Klass(11)	200,000	200,000		0.12	2/21/2035
Kevin Klass(12)	500,000	500,000		0.05	6/12/2035

____________

(1)	Stock options vest 25% annually beginning October 1, 2022 and expire on October 1, 2031.
(2)	Stock options vest 25% annually beginning October 4, 2023 and expire on October 4, 2032.
(3)	Stock options vest 25% after the first year ending on June 12, 2026 and 1/48 each month until fully vested on June 12, 2028. The options expire on June 12, 2035.
(4)	Stock options vest 25% annually beginning February 25, 2022 and expire on February 25, 2032.
(5)	Stock options vest 25% annually beginning November 11, 2024 and expire on November 11, 2034.
(6)	Stock options vest 25% after the first year ending on June 12, 2026 and 1/48 each month until fully vested on June 12, 2028. The options expire on June 12, 2035.
(7)	Stock options vest 25% annually beginning May 31, 2022 and expire on May 31, 2032.
(8)	Stock options vest 25% annually beginning November 11, 2024 and expire on November 11, 2034.
(9)	Stock options vest 25% after the first year ending on June 12, 2026 and 1/48 each month until fully vested on June 12, 2028. The options expire on June 12, 2035.
(10)	Stock options vest 25% annually beginning November 7, 2023 and expire on November 7, 2033
(11)	Stock options vest 25% annually beginning February 21, 2025 and expire on February 21, 2035.
(12)	Stock options vest 25% after the first year ending on June 12, 2026 and 1/48 each month until fully vested on June 12, 2028. The options expire on June 12, 2035.

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Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Equity awards are discretionary and are granted pursuant to policies established by the Company. Generally, equity awards are granted at the time of a new hire. Additional equity awards may be granted under specific circumstances, such as an employee’s promotion, when it is determined that an employee’s compensation is out of alignment with similarly situated employee, or for retention purposes. The Company is committed to ensuring that material nonpublic information is not considered when timing the grant of equity awards. Specifically, awards to new employees are based on the later of the date of hire or the date of Board approval, if such approval is required. If Board approval is not required, the award timing is based solely on date of hire. For NEOs, equity awards are made during open trading windows. The Company has not timed disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2025, relating to compensation plans under which equity securities are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	94,338,469	$0.29	3,656,497
Equity compensation plans not approved by security holders	-	-	-
Total	94,338,469	$0.29	3,656,497

(1) These securities are available under the Company’s Amended and Restated Stock Option Plan dated June 15, 2022. The aggregate number of common shares available for issuance in connection with outstanding options and awards granted under the Stock Option Plan is subject to an automatic change to equal ten percent of the total number of issued and outstanding common shares calculated on a non-diluted basis (the “Evergreen Provision”).

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PAY VERSUS PERFORMANCE

The following table sets forth information on pay versus performance including the relationship between executive compensation actually paid, as calculated under SEC rules and Company performance.

Pay versus performance table

							Value of initial fixed $100 investment based on:
(a)	Summary Compensation table total for first PEO (1) (b)	Summary Compensation table total for second PEO (1) (b)	Compensation actually paid to first PEO (2) (c )	Compensation actually paid to second PEO (2) (c )	Average summary compensation table total for non-PEO NEOs (1) (d)	Average compensation actually paid to non-PEO NEOs (2) (e)	Total shareholder return (3) (f)	Peer group total shareholder return (g)	Net income (4) (h)
2025	$762.883	N/A	$859,054	N/A	$411,775	$478,212	$62.58	N/A	(81,858,000)
2024	$647,985	N/A	(350,816)	N/A	$478,764	$(856,885)	$39.09	N/A	(46,982,000)
2023	$651,396	N/A	$1,033,326	N/A	$643,186	$411,249	$86.96	N/A	$(34,529,000)

_____________

(1) Larry Heaton was our PEO for 2023, 2024 and 2025. The non-PEO NEOs for 2025 are Tony Blair and Kevin Klass, for 2024 are Peter Donato, Tony Blair and Karen DeHaan-Fullerton, and for 2023 are Peter Donato, Kevin Klass, Ann Cotter, and Adrian Lock.

(2) For each year the values included in these columns for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflect the following adjustments to the values included in columns (b) and (d), respectively:

(3) For each year, total shareholder return for the Company was calculated in accordance with Item 201 (e) and Item 402 (v) of Regulation S-K.

(4) Net income is rounded to the nearest thousand.

PEO	2025	2024	2023
Summary Compensation Table ("SCT") Total for PEO	762,883	647,985	651,396
- SCT Stock Awards Column (grant date fair value of equity awards reported in SCT)	(143,213)	-	-
+ year-end fair value of equity awards granted in the covered year that were outstanding and unvested as of the covered year-end	384,481	-	-
+/- year over year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(4,215)	(324,686)	221,408
+ vesting date fair value equity awards granted and vested in the covered year		-	-
+/- year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(25,984)	(674,115)	160,521
- fair value as of prior year end equity awards granted in prior years that failed to vest in the covered year (i.e. forfeited)		-	-
+ dollar value of dividends / earnings paid on equity awards in the covered year		-	-
+ excess fair value for equity award modifications		-	-
Compensation Actually Paid to PEO	859,054	(350,816)	1,033,326

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Average for Non-PEO NEOs	2025	2024	2023
Average SCT Total for Non-PEO NEOs	411,775	478,764	643,186
- SCT "Stock Awards" Column (grant date fair value of equity awards reported in SCT)	(61,979)	(373,168)	(262,041)
+ year-end fair value of equity awards granted in the covered year that were outstanding and unvested as of the covered year-end	139,463	(2,303)	(157,261)
+/- year over year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(2,778)	(126,353)	55,742
+ vesting date fair value equity awards granted and vested in the covered year		-	-
+/- year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(8,269)	(219,641)	131,622
- fair value as of prior year end equity awards granted in prior years that failed to vest in the covered year (i.e. forfeited)		(614,184)	-
+ dollar value of dividends / earnings paid on equity awards in the covered year		-	-
+ excess fair value for equity award modifications		-	-
Average Compensation Actually Paid to Non-PEO NEOs	478,212	(856,885)	411,249

Relationship Between Compensation Actually Paid and Each of TSR and Net Income

The following graph sets forth the relationships between certain figures included in the Pay Versus Performance Tables for each of 2025, 2024, and 2023, including: (i) the compensation actually paid to the PEO (on an aggregate basis) and the average compensation actually paid to our non-PEO NEOs and each of (a) TSR (column (f) in the Pay Versus Performance Table) and (b) net income (column (h) in the Pay Versus Performance Table).

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DIRECTOR COMPENSATION

On December 9, 2022, we amended the compensation policy for our outside directors to set compensation that each director receives at $50,000 per year, payable in quarterly installments, commencing in 2023. In addition, the Chairman of the Board receives an additional $10,000 in annual compensation and each committee chair receives an additional $5,000 in annual compensation, payable in quarterly installments.

The table below summarizes the compensation we paid to our non-employee directors in 2025.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(1)	Stock Appreciation Rights (SAR) ($)	Total ($)
Jeff Rowe	$65,000	$-	$-	151,709	$216,709
Johnny D. Powers	50,000	-	-	130,036	180,036
Rod Williams	55,000	-	-	140,873	195,873
Chris MacLeod	50,000	-	-	130,036	180,036
Sean Whelan	55,000	-	-	140,873	193,654
Rob Cohen	50,000	-	-	130,036	180,036
Pam Nichols	50,000	-	-	130,036	180,036
Total	$375,000	$-	$-	953,600	$1,328,600

___________

(1) We did not grant any options to our non-employee directors for the period ended December 31, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2025, all reports required to be filed under Section 16(a) during 2025 were filed on a timely basis.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of the Company submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025 as follows:

•	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.

•

The Audit Committee has discussed with representatives of Grant Thornton LLP, the Company’s auditors and for United States securities purposes, its independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), the Securities and Exchange Commission, as well as any applicable Canadian requirements under applicable Canadian corporate or securities laws.

•

The Audit Committee has discussed with Grant Thornton LLP, the Company’s auditors, and for United States securities purposes, its independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the auditors’ communications with the Audit Committee concerning independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission and with applicable Canadian securities authorities.

Audit Committee of Zomedica Corp.

Sean Whelan (Chair)

Chris MacLeod

Jeffrey Rowe

Rodney Williams

Pamela Nichols

* The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to beneficial ownership of our securities as of the Record Date by:

•	each person known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, more than 5% of the Company’s issued and outstanding Common Shares;

•	each of our named executive officers and directors; and

•	all our executive officers and directors as a group.

The number of Common Shares beneficially owned by each shareholder as indicated below has been determined in accordance with applicable United States securities requirements. Under such rules, beneficial ownership includes any Common Shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 979,949,668 Common Shares outstanding on the Record Date. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of the Record Date are considered outstanding, although these Common Shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each beneficial holder is c/o Zomedica Corp., 1101 Technology Drive, Suite 100, Ann Arbor, Michigan 48108. We believe, based on information provided to us that each of the shareholders listed below has sole voting and investment power with respect to the Common Shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Shares Beneficially Owned	Shares Beneficially Owned %
Jeffrey Rowe(1)	16,028,030	1.64%
Robert Cohen(2)	11,361,795	1.16%
Larry Heaton(3)	14,000,000	1.43%
Johnny D. Powers(4)	5,574,295	0.57%
Kevin R. Klass(5)	7,342,434	0.75%
Tony K. Blair(6)	4,141,667	0.42%
Rodney Williams(7)	2,401,195	0.25%
Chris MacLeod(8)	2,217,295	0.23%
Sean Whelan(9)	1,667,865	0.17%
Pamela Nichols(10)	773,573	0.08%
Karen DeHaan-Fullerton(11)	656,383	0.07%
All executive officers and directors as a group (11 persons)	66,164,532	6.75%

(1) Includes 11,120,000 Common Shares held in the Rowe Family GST Trust, 2,378,485 Common Shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the “Jeffrey M. Rowe Living Trust”) and 181,000 Common Shares held by Mr. Rowe through his IRA. Mr. Rowe’s sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust with Mr. Rowe’s oversight. Mr. Rowe has disclaimed all beneficial ownership of the Common Shares held in the Rowe Family GST Trust except to the extent of his pecuniary interest therein. Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust and exclusively makes all investment decisions on behalf of this trust. Also includes options to purchase 2,348,545 Common Shares held by Mr. Rowe.

(2) Includes options to purchase 11,361,795 Common Shares.

(3) Includes options to purchase 13,000,000 Common Shares.

(4) Includes options to purchase 2,140.295Common Shares.

(5) Includes options to purchase 1,558,333 Common Shares.

(6) Includes options to purchase 3,141,667 Common Shares.

(7) Includes 40,000 shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 2,099,295 Common Shares.

(8) Includes options to purchase 2,074,295 Common Shares.

(9) Includes options to purchase 1,667,895 Common Shares.

(10) Includes options to purchase 773,573 Common Shares.

(11) Includes options to purchase 552,083 Common Shares.

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INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED ON

Except as disclosed in this Circular, none of the directors or executive officers of the Company at any time since the beginning of the Company's last financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors and executive officers of the Company, any proposed nominee for election as a director of the Company or any associate of any director, executive officer or proposed management nominee, is or has been indebted to the Company or its subsidiaries at any time since January 1, 2025, except for indebtedness which has been fully repaid prior to the date of this Circular.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed in this Circular, none of the informed persons of the Company (as defined in National Instrument 51-102 - Continuous Disclosure Obligations of the Canadian securities administrators), nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction which, in either case, has or will materially affect the Company or its subsidiaries.

MANAGEMENT CONTRACTS

Since January 1, 2025, there are no management functions of the Company or any of its subsidiaries that are to any substantial degree performed by a person or company other than the directors or officers of the Company or its subsidiaries.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our named executive officers and directors, there was no transaction or series of transactions, since January 1, 2025 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed US $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our Common Shares, or any member of the immediate family of the foregoing persons (“related persons”), had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described elsewhere in this Circular. See “Executive Compensation” in this Circular.

None of our directors and beneficial owners of more than 5% of our Common Shares have participated in any offering transactions on the same terms and conditions as the other investors in such offerings.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Our Board of Directors is asking our shareholders to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although ratification is not required by our By-laws or otherwise, our Board is submitting the selection of Grant Thornton LLP to our shareholders for ratification as a matter of good corporate practice. In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for ratification of the appointment of Grant Thornton LLP.

Grant Thornton LLP began serving as our independent auditor from March 1, 2021.

The Board, upon the recommendation of the Audit Committee, will set the compensation of Grant Thornton LLP.

Neither the auditors nor any of its members has any direct or indirect financial interest in, or any connection with, us in any capacity other than as the auditors to the Company, and as its independent public registered accounting firm for United States purposes.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by Grant Thornton LLP, our auditors and, for United States purposes, our independent registered public accounting firm, for each of the last two fiscal years.

	Year Ended December 31,
	2025	2024*
Audit Fees	$691,543	751,268
Audit Related Fees
Tax Fees		-
All Other Fees	-	-
	$691,543	$751,268

* 2024 Audit fees reported in 2025 proxy were $749,182 based on estimate at that time.

Audit Fees consist of fees for professional services and expenses relating to the audit of our annual financial statements, and the review of our quarterly financial information.

Audit Related Fees consist of fees for professional services and expenses reasonably relating to the audit of our annual financial statements or the review of our quarterly financial information and are not reported as Audit Fees.

Tax Fees are for tax-related services related primarily to tax compliance, tax consulting, and tax planning.

All Other Fees consist of fees for products and services which are not included in the previous three categories. These services include review of financial data included in our registration statements filed with the Securities and Exchange Commission.

The Audit Committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the United States Securities and Exchange Act of 1934, as amended, or the Exchange Act.

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The Audit Committee considered whether the provision of non-audit services in fiscal year 2025 were compatible with maintaining the independence of the Company’s external auditors and concluded that the provision of such services were compatible with maintaining the independence of our auditors. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted, and the Board has ratified, a pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy establishes a list of pre-approved services (including audit, audit-related and tax services), as well as a list of prohibited services (non-audit services that are deemed inconsistent with an auditor’s independence).

Attendance at Annual Meeting

Representatives of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE THE EXECUTIVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Board believes that the Company’s compensation program for executive officers is designed to attract and retain high-quality people and to motivate them to achieve both our long-term and short-term goals.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Circular in accordance with the rules of the SEC. We intend to continue to hold such an advisory vote on the compensation of our NEOs, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of shareholders until the next vote on the frequency of the “say-on-pay” vote or until our Board otherwise determines that a different frequency for this advisory vote is in the best interests of our shareholders. The next advisory vote on the frequency of “say-on-pay” votes will occur no later than 2028.

Our executive compensation program is intended to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase shareholder value. Our philosophy in setting compensation policies for executive officers is to align pay with performance, while at the same time provide competitive compensation. We believe that our compensation policies and procedures are aligned with the long-term interests of our shareholders.

As required by Section 14A of the Exchange Act, this proposal seeks a shareholder advisory vote on the approval of compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Zomedica’s named executive officers as disclosed in this Circular pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Executive Compensation section, the compensation tables, and related narrative discussion).”

The “say on pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Nevertheless, our Board and our Compensation Committee value the opinions of our shareholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements. The Company will disclose the results of the shareholder advisory vote as a part of its report on voting results for the Annual Meeting.

The Compensation Committee takes shareholder feedback seriously when evaluating our compensation policies and practices. As part of that evaluation, the Committee considers the results of the “say on pay” vote, when reviewing the compensation for the named executive officers.

In 2023, shareholders overwhelmingly supported our compensation for named executive officers with 75.3% voting in favor, 21.4% voting against and 3.3% abstaining from our say on pay vote. At our 2024 annual meeting, however, only 46% of shares were cast in favor of the compensation of our named executive officers, 51.3% of shares were cast against our executive compensation and 2.6% of shares abstained from the say on pay vote. This number dropped further in 2025 as 33.0% of shares were cast for our executive compensation, 48.0% of shares were cast against our executive compensation and approximately 19% of shares abstained from voting.

Management believes that the results of the 2024 vote were driven by its unpopular decision to attempt a reverse split in February of 2024 and the results of the 2025 vote were driven by the Company’s delisting in March of 2025. In 2024, the Company engaged a third party consultant, Compensia, Inc., to benchmark executive compensation. Further, base annual salary for the Chief Executive Officer, Chief Financial Officer and Vice President of Sales were not adjusted in 2024.

As the Company remains committed to retaining our executive team while aligning expectations of performance with compensation, in 2025, the Company granted options to its named executive officers but did not increase base salary for any of its named executive officers.

Our compensation policies and decisions will continue to be focused on financial performance and aligning the interest of stockholders with compensation for our executive officers. The Compensation Committee will also continue to take into consideration the shareholders’ advisory vote on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4: AMENDMENT TO THE AMENDED AND RESTATED BY-LAW NO. 1 (2ND VERSIONS) OF THE COMPANY (THE “COMPANY BY-LAWS”) TO ADDRESS THE QUORUM REQUIREMENT FOR AN ADJOURNED MEETING OF SHAREHOLDERS

Background of the request to Amend the Company By-laws

Zomedica Corp. has a very large shareholder base, consisting almost entirely of individual shareholders. These individual shareholders are primarily beneficial shareholders, holding their shares through brokers, banks or other intermediaries. When a list of individual shareholders was last ordered, we learned that he had more than 250,000 shareholders who held less than 100 shares. On average, these shareholders held less than 30 shares. As a result of the large size of the shareholder base, Shareholder meetings are expensive with the largest cost associated with the mailing fees required to provide notice to each Shareholder.

In addition, despite having a quorum of only 25%, there is a risk that we will not meet quorum as many of our Shareholders do not attend or deliver a proxy form in respect of a Shareholder meeting. If an insufficient number of shares are not present to meet quorum, then the Shareholder meeting cannot move forward. In that case, a future date would be set and the meeting would be adjourned until this future date. If a quorum is still not present at the adjourned meeting, the meeting would once again be adjourned. Under the Company By-laws, these adjourned meetings could continue indefinitely.

This issue is not unique to Zomedica, and many companies provide limitations on the number and manner of holding adjourned meetings. For this reason, the Company is proposing a resolution to the Company By-laws to limit the number and manner of our Shareholder adjourned meetings. First, we propose limiting the number of meetings adjourned to one. If quorum is not met on the original meeting date, there would be an adjournment to a later date. The adjourned meeting, however, would be permitted to proceed even if Shareholders representing 25% of the issued and outstanding shares are not present. Second, we are proposing that if the date of the adjourned meeting is announced during the original meeting and meets certain requirements, a separate notice would not need to be mailed. The requirements to hold an adjourned meeting without separate notice include that it must be held within thirty (30) days of the original meeting and must be at the same time and held in the same manner as the original meeting.

Votes Required

The authorization of the amendment of the Company By-laws must be passed by a majority of the votes cast by persons present in person or by proxy at the Meeting.

Text of the Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider and if deemed advisable, approve the following special resolution to permit the amendment to the Company By-laws:

BE IT RESOLVED as an ordinary resolution of the Shareholders of the Company that:

1. the Board of Directors of the Company (the “Board of Directors”) is hereby authorized to amend Section 8.10 of the Company By-laws to add the bold and highlighted text as follows:

8.10 Quorum

At a meeting of shareholders of the Corporation, a quorum for the transaction of business shall consist of at least two persons present and holding or representing by proxy not less than 25% of the outstanding shares of the Corporation entitled to be voted at the meeting. If quorum is not present, the chairman presiding at such meeting may propose, and the shareholders present may adjourn the meeting to a fixed time and place but may not transact any other business. If the adjournment is for less than 30 days, the Corporation need not give notice of the adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the original meeting which is adjourned. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting. If, after the adjournment, a new record date is fixed for shareholders entitled to vote at the adjourned meeting, the Board shall give notice of the new record date and notice of the adjourned meeting to each shareholder entitled to vote at the adjourned meeting in accordance with the Act and this By-law. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Furthermore, at such adjourned meeting, the shareholders present in person or represented by proxy shall constitute a quorum for the transaction of business, notwithstanding that such shareholders may not represent the quorum otherwise required under these By-laws.

2. any one director or officer of the Company is authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed, whether under corporate seal of the Company or otherwise, and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

RESOLUTION TO AMEND THE COMPANY’S BY-LAWS.

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SHAREHOLDER PROPOSALS

Shareholder Proposals for 2027 Annual Meeting

Any shareholder proposals (excluding director nominations) submitted for inclusion in our management information circular/proxy statement and form of proxy for our 2026 annual meeting of shareholders in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than December 29, 2026. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the management information circular/proxy statement and form of proxy. Any such proposal shall be mailed to: Zomedica Corp., 1101 Technology Drive, Suite 100, Ann Arbor, Michigan 48108, Attn.: Secretary.

Additionally, the ABCA, pursuant to which the Company has been incorporated, permits the inclusion of certain shareholder proposals in our management information circular/proxy statement subject to the provisions, limitations and requirements of the ABCA. In order to be considered at the Company’s 2026 annual meeting of shareholders, proposals under the provisions of the ABCA must be received by not later than March 12, 2027 and comply with applicable requirements of the ABCA and the regulations thereunder.

Requirements for Director Nominations

Shareholders may submit director nominations either for inclusion in our proxy statement by following the requirements, conditions, and procedures set forth under the ABCA, or may present the nomination at an annual meeting (or special meeting) called for election of directors by following the advance notice procedure in our bylaws. Our by-laws do not provide a right of proxy access with respect to director nominations. Shareholders may also conduct their own proxy solicitation of director nominees other than the nominees of the Company by following the proxy solicitation rules under the U.S. securities laws and the rules surrounding universal proxy solicitation under Rule 14a-19 of the Exchange Act.

For a director nomination notice to be timely under the ABCA, the ABCA requires that notice to the Company by a shareholder who proposes to nominate a director at the annual meeting be made not less than 90 days prior to the anniversary date of the annual meeting of shareholders. As indicated above, the ABCA grants a right of proxy access for inclusion of the director nominee in our proxy statement provided the shareholders have meet the eligibility conditions set forth thereunder and followed other requirements relating to director nomination.

In the case of an annual or special meeting of shareholders called for the purpose of electing directors, whether or not called for other purposes, the advance notice by-law we have adopted (defined herein as the “Advance Notice By-law”) requires that notice to the Company by a shareholder who proposes to nominate a director at the special meeting be made not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date. The Advance Notice By-law sets forth the information to be included in a notice provided by a shareholder who proposes to nominate a director for election at a meeting, and certain other procedures applicable to such proposal.

In no event shall an adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a timely notice as described above.

Assuming that the next meeting of shareholders is an annual meeting, the above provisions applicable to annual meetings shall apply. In the event that the meeting is scheduled for June 10, 2027 (approximately one year from the date of the Meeting), a nominating shareholder would need to provide notice to the Company of such nomination at least by March 12, 2027 for compliance under the ABCA, and not earlier than April 6, 2027 nor later than May 11, 2027 for compliance of the Advance Notice By-Law.

The ABCA and the Advance Notice By-law sets forth the information to be included in a notice provided by a shareholder who proposes to nominate a director for election at a meeting, and certain other procedures applicable to any such proposal.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027.

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ADDITIONAL INFORMATION

Additional information relating to the Company is available through the Internet on SEDAR+, which can be accessed at www.sedarplus.ca. Financial information on the Company is provided in the comparative financial statements and management discussion and analysis of the Company for the fiscal year ended December 31, 2025 which can also be accessed at www.sedarplus.ca or which may be obtained upon request from the Company's registered office at 350 7th Avenue SW, Suite 3400, Calgary, Alberta T2P 3N9 or in accordance with the procedures in the notice-and-access notice.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC and with Canadian securities regulatory authorities may be obtained without charge by writing to Zomedica Corp., 1101 Technology Drive, Suite 100, Ann Arbor, Michigan 48108, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our Common Shares on April 21, 2026. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report on Form 10-K which is being made available to our shareholders along with this Circular, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Circular may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of this Circular to any shareholder upon written or oral request to: Zomedica Corp., 1101 Technology Drive, Suite 100, Ann Arbor, Michigan 48108, Attn.: Secretary, or by phone at 734-369-2555. Any shareholder who wants to receive a separate copy of this Circular, or of our proxy statements or annual reports in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee record holder, or the shareholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this Circular, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the form of proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxyholder.

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APPENDIX A

DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES

PURSUANT TO CANADIAN FORM 58-101F1

CORPORATE GOVERNANCE PRACTICES

CORPORATE GOVERNANCE DISCLOSURE (NATIONAL INSTRUMENT 58-101 FORM 1)

1. Board of Directors (the “Board”) — Disclose:

the identity of directors that are independent,

Johnny Powers, Sean Whelan, Jeffrey Rowe, Rodney Williams, Chris MacLeod, Pamela Nichols and Rob Cohen are independent.

Our Board determines the independence of our directors by applying the independence principles and standards established by the NYSE American LLC, or NYSE American, including those published in the NYSE American LLC Company Guide. These provide that a director is independent only if our Board affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the Company or has been an executive officer or employee of the Company within three years, precludes a determination of independence with respect to such director.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other Board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Dr. Powers is not independent for Audit Committee purposes, due to his prior consulting agreement with the Company.

In the remainder of this Form 58-101F1, a reference to independence of directors means independence under the general NYSE American requirements, and not the audit committee requirements under the Exchange Act.

the identity of directors who are not independent, and the basis for that determination.

Larry Heaton. In determining whether a director is independent, the Company chiefly considers whether the director has a relationship which could or could be perceived to interfere with the director's exercise of independent judgment. Larry Heaton is not independent as he also serves as our Chief Executive Officer.

whether a majority of directors are independent.

With seven out of the current eight directors and director nominees being independent with the exception of meeting the requirements of the audit committee, in which case six out of eight current directors and director nominees are independent, a majority of the Board is independent.

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if a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

Certain of the directors of the Company may, from time to time, serve as directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Director	Reporting Issuer
Robert Cohen	None
Jeffrey Rowe	None
Rodney Williams	None
Johnny D. Powers	None
Chris MacLeod	None
Sean Whelan	None
Pamela Nichols	None
Larry Heaton	None

whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer's most recently completed financial year. If the independent directors do not hold such meetings, describe what the Board does to facilitate open and candid discussion among its independent directors.

The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not present. However, the Board believes that appropriate structures and procedures are in place to ensure that it can function independently of management and the Board periodically holds independent sessions at the end of Board meetings. Additionally, all committees of the Board are composed entirely of independent directors and hold meetings at which the independent directors discuss matters they deem relevant to the Company. Independent directors are also in frequent informal communication with one another.

whether or not the chair of the Board is an independent director. If the Board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the Board has neither a chair that is independent nor a lead director that is independent, describe what the Board does to provide leadership for its independent directors.

The Chairman of the Board, Jeffrey Rowe, is an independent director. The Chairman focuses on promoting a culture of openness and debate among directors, helping to build and maintain constructive relationships between the independent and non-independent directors. When chairing Board meetings, the Chairman ensures that all views are heard and that the independent directors have an opportunity to challenge management constructively.

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the attendance record of each director for all Board meetings held since the beginning of the issuer’s most recently completed financial year

The following table summarizes the attendance levels of all Board meetings held since the beginning of the Company’s most recently completed financial year:

Director	No. of Board Meetings attended	Percentage attendance
Jeffrey Rowe	5/5	100%
Rodney Williams	5/5	100%
Johnny D. Powers	4/5	80%
Chris MacLeod	5/5	100%
Robert Cohen	5/5	100%
Sean Whelan	5/5	100%
Pamela Nichols	5/5	100%

The following table summarizes the attendance levels of all standing committee meetings held since the beginning of the Company’s most recently completed financial year:

Committee Member	Audit Committee Meetings attended	Percentage attendance	Compensation Committee Meetings attended	Percentage attendance	Nominating and Corporate Governance Committee Meetings attended	Percentage attendance
Sean Whelan	4/4	100%	N/A	N/A	N/A	N/A
Jeffrey Rowe	4/4	100%	3/3	100%	3/3	100%
Rodney Williams	4/4	100%	3/3	100%	3/3	100%
Johnny D. Powers	N/A	N/A	3/3	100%	3/3	100%
Chris MacLeod	4/4	100%	3/3	100%	3/3	100%
Pamela Nichols	3/4	75%	N/A	N/A	3/3	100%
Robert Cohen	N/A	N/A	2/2(1)	100%	N/A	N/A

(1) Mr. Cohen joined the Compensation Committee in 2025 and was not a member of the committee for the first meeting.

The Company does not have a policy regarding director attendance at annual meetings of Shareholders.

2. Board Mandate — Disclose the text of the Board's written mandate. If the Board does not have a written mandate, describe how the Board delineates its role and responsibilities.

The Board has not developed a written mandate. The Board is satisfied that the roles and responsibilities are delineated in a satisfactory matter through the Company’s bylaws and corporate governance guidelines and through the charter documents of the various board committees. Copies of the foregoing are available on the Company’s website and are described above under the heading “Corporate Governance” beginning on page 11.

3. Position Descriptions

(a)

Disclose whether or not the Board has developed written position descriptions for the chair and the chair of each Board committee. If the Board has not developed written position descriptions for the chair and/or the chair of each Board committee, briefly describe how the Board delineates the role and responsibilities of each such position, and

The Board has not developed written position descriptions for the chair of the Board and the chair of the Board’s committees, however the chairs of the committees are charged with the responsibility of administering the applicable committee mandates, each of which is posted on the Company’s website at https://investors.zomedica.com/ under the Corporate Governance section. For additional details, see the disclosures under the heading “Corporate Governance” beginning on page 11.

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(b)

Disclose whether or not the Board and CEO have developed a written position description for the CEO. If the Board and CEO have not developed such a position description, briefly describe how the Board delineates the role and responsibilities of the CEO.

The Chief Executive Officer has entered into a written employment agreement, which delineates the role and expectations of such position.

4. Orientation and Continuing Education

(a)	Briefly describe what measures the Board takes to orient new directors regarding

(i)	the role of the Board, its committees and its directors, and

The Company has not developed an official orientation or training program for new directors. If necessary, new directors will have the opportunity to become familiar with the Company by meeting with other directors and its officers and employees. Orientation activities will be tailored to the particular needs and expertise of each director and the overall needs of the Board.

(ii)	the nature and operation of the issuer's business;

Many of the Company’s directors are veterans of the pharmaceuticals, medical device and/or veterinary industries and, as such, have familiarity with the nature and operation of the Company’s business. Directors receive regular reporting from management. Any additional orientation activities that may be required for individual directors will be tailored to the particular needs and expertise of each director and the overall needs of the Board.

(b)

Briefly describe what measures, if any, the Board takes to provide continuing education for its directors. If the Board does not provide continuing education, describe how the Board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company does not provide formal continuing education to the Board, though it is encouraged for all members. Management does provide regular reporting, both on the Company’s operations and opportunities, as well industry trends and opportunities.

5. Ethical Business Conduct

(a)	Disclose whether or not the Board has adopted a written code for the directors, officers and employees. If the Board has adopted a written code:

	(i)	disclose how a person or company may obtain a copy of the code;

The Company has adopted a formal Code of Ethics and Business Conduct (the “Code”), which applies to all of its directors, officers, employees and consultants and also has a policy on Insider Trading, which all directors have agreed, in writing, to adhere to. A copy is posted on the Company’s website. In accordance with Canadian securities requirements, the Code is also filed on the Company’s SEDAR+ profile at www.sedarplus.ca.

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	(ii)	describe how the Board monitors compliance with its code, or if the Board does not monitor compliance, explain whether and how the Board satisfies itself regarding compliance with its code; and

In accordance with the aforementioned Code, the Board monitors ethical conduct of the Company and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges. The Code also designates a Compliance Officer, to whom complaints or concerns may be addressed. The Code also specifically addresses additional matters such as conflicts of interest, corporate opportunities, etc. In addition to the Code, the Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law, as well as the restrictions placed by applicable corporate legislation on the individual director's participation in decisions of the Board in which the director has an interest, have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

(iii)

provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code

There have been no such material change reports as there have been no contraventions of the Code.

(b)

Describe any steps the Board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.

In accordance with applicable corporate laws, directors are obliged to disclose any potential conflicts in accordance with, and subject to such procedures and remedies, as applicable, under the Business Corporations Act (Alberta).

(c)	Describe any other steps the Board takes to encourage and promote a culture of ethical business conduct.

The Board considers that the policies and procedures outlined above are sufficient to promote a culture of ethical business conduct. If ever in doubt, management seeks guidance from the Board and/or outside advisors to ensure that such levels of conduct are adhered to.

6. Nomination of Directors

(a)	Describe the process by which the Board identifies new candidates for Board nomination.

The Board has appointed a Nominating and Corporate Governance Committee, which fulfills these functions. When the Board identifies the need to fill a position on the Board, the Board requests that current directors forward potential candidates for consideration.

(b)

Disclose whether or not the Board has a nominating committee composed entirely of independent directors. If the Board does not have a nominating committee composed entirely of independent directors, describe what steps the Board takes to encourage an objective nomination process.

The Board has appointed a Nominating and Corporate Governance Committee which is comprised entirely of independent directors.

(c)	If the Board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating and Corporate Governance Committee is responsible for determining the qualification, skills and expertise required on the Board, as well as for the screening of potential candidates and the delivery of recommendations to the Board.

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For a complete description of the Nominating and Corporate Governance Committee's responsibilities, powers and operations, please refer to the Nominating and Corporate Governance Committee Charter, a copy of which is available from the Company’s website at https://investors.zomedica.com/ under the Corporate Governance section.

7. Compensation

(a)	Describe the process by which the Board determines the compensation for the issuer's directors and officers.

The Board has appointed a Compensation Committee, which fulfills these functions. The Compensation Committee reviews all Board and officer compensation and makes recommendations in respect thereof, which the Board then reviews in consideration of approval thereof.

(b)

Disclose whether or not the Board has a compensation committee composed entirely of independent directors. If the Board does not have a compensation committee composed entirely of independent directors, describe what steps the Board takes to ensure an objective process for determining such compensation.

The Board has appointed a Compensation Committee which is comprised entirely of independent directors.

(c)	If the Board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The purpose of our Compensation Committee is to (i) make recommendations to the Board relating to evaluation and compensation of the Company’s executives, (ii) oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Company participate, (iii) review the adequacy of compensation and (iv) prepare any report on executive compensation required by the rules and regulations of applicable securities regulatory authorities and stock exchanges.

For a complete description of the Compensation Committee's responsibilities, powers and operations, please refer to the Compensation Committee Charter, a copy of which is available from the Company’s website at https://investors.zomedica.com/ under the Corporate Governance section.

8. Other Board Committees — If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has no standing committees other than the aforementioned three committees.

9. Assessments — Disclose whether or not the Board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the Board satisfies itself that the Board, its committees and its individual directors are performing effectively.

The Nominating and Corporate Governance Committee is mandated to conduct an annual evaluation by the directors on the effectiveness of the Board and its committees and propose any necessary modifications to the functioning and governance of the Board and committees that may result from such evaluation process. As part of this process, the Nominating and Corporate Governance Committee evaluates the effectiveness of each individual director and considers the results of this evaluation in its board nomination process.

10. Director Term Limits and Other Mechanisms of Board Renewal ― Disclose whether or not the issuer has adopted term limits for the directors on its Board or other mechanisms of Board renewal and, if so, include a description of those director term limits or other mechanisms of Board renewal. If the issuer has not adopted director term limits or other mechanisms of Board renewal, disclose why it has not done so.

The Company has not adopted director term limits. Continuity of Board members is considered a high priority at this stage of the Company’s existence and development.

-36-

11. Policies Regarding the Representation of Women on the Board

(a)

Disclosure whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.

The Company has not adopted a written policy relating to the identification and nomination of women directors. Though the Board recognizes the importance of a reasonable degree of gender balance over the long term, at the present stage of the Company’s existence and development, it is imperative that the directors of the Company be the best available individuals, irrespective of gender.

(b)	If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy: N/A

	(i)	a short summary of its objectives and key provisions,

	(ii)	the measures taken to ensure that the policy has been effectively implemented,

	(iii)	annual and cumulative progress by the issuer in achieving the objectives of the policy, and

	(iv)	whether and, if so, how the Board or its nominating committee measures the effectiveness of the policy.

12. Consideration of the Representation of Women in the Director Identification and Selection Process ― Disclose whether and, if so, how the Board or nominating committee considers the level of representation of women on the Board in identifying and nominating candidates for election or re-election to the Board. If the issuer does not consider the level of representation of women on the Board in identifying and nominating candidates for election or re-election to the Board, disclose the issuer's reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women on the Board in identifying and nominating candidates for election or re-election to the Board, however the Nominating and Corporate Governance Committee's (and the Board’s) priority at the present stage of the Company’s existence and development is to seek out the best available candidates, irrespective of gender.

13. Consideration Given to the Representation of Women in Executive Officer Appointments ― Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women in executive officer positions when making executive officer appointments, however the Nominating and Corporate Governance Committee's (and the Board’s) priority at the present stage of the Company’s existence and development is to seek out the best available candidates, irrespective of gender. It should be noted that the Company’s current General Counsel is a woman.

-37-

14. Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

(a)

For purposes of this Item, a “target” means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer’s Board or in executive officer positions of the issuer by a specific date.

(b)	Disclose whether the issuer has adopted a target regarding women on the issuer’s Board. If the issuer has not adopted a target, disclose why it has not done so.

The Company has not adopted such a target to date, as the Company’s priority at the present stage of the Company’s existence and development is to seek out the best available candidates, irrespective of gender.

(c)	Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.

The Company has not adopted such a target to date, as the Company’s priority at the present stage of the Company’s existence and development is to seek out the best available candidates, irrespective of gender.

(d)	If the issuer has adopted a target referred to in either (b) or (c), disclose: N/A

(i) the target, and

(ii) the annual and cumulative progress of the issuer in achieving the target.

15. Number of Women on the Board and in Executive Officer Positions

(a)	Disclose the number and proportion (in percentage terms) of directors on the issuer’s board who are women.

The Company currently has one woman director (12.5%).

(b)	Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

One of the four current senior executive officers of the Company is a woman (25%).

-38-

Zomedica Corp.
(the "Corporation")

Annual Meeting
June 10, 2026 at 11:00 a.m. (EDT)
https://virtual-meetings.tsxtrust.com/en/1928/
(the "**Meeting**")

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the meeting or any adjournment or postponement thereof.
5. **The securityholder has a right to appoint a person or company to represent the securityholder at the meeting other than the person or company designated in the form of proxy.** Such right may be exercised by inserting, on the reverse of this form, in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a securityholder of the Corporation.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Corporation.
7. To be valid, this proxy must be filed using one of the Voting Methods and must be received by TSX Trust Company before the Filing Deadline for Proxy, noted on the reverse or in the case of any adjournment or postponement of the meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the meeting in their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.
8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

DO NOT USE – NEED FOR INKJETTING

Electronic Delivery

If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so:

1. After you vote online at https://www.meeting-vote.com using your 13-digit control number.
2. Through TSX Trust's online portal, Investor Central. You may log in or enroll at services.tsxtrust.com/edelivery

Notice-and-Access

The Canadian securities regulators have adopted rules which permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of material. This process provides the option to post meeting related materials including management information circulars as well as annual financial statements and management's discussion and analysis, on a website in addition to SEDAR+. Under notice-and-access, meeting related materials will be available for viewing for up to 1 year from the date of posting and a paper copy of the material can be requested at any time during this period.

Disclosure regarding each matter or group of matters to be voted on is in the Information Circular in the Section with the same title as each Resolution on the reverse. You should review the Information Circular before voting.

Zomedica Corp. has elected to utilize notice-and-access and provide you with the following information:

Meeting materials are available electronically at www.sedarplus.ca and also at https://docs.tsxtrust.com/ZOM

If you wish to receive a paper copy of the meeting materials or have questions about notice-and-access, please call 1-888-433-6443, 416-682-3801 or e-mail tsxt-fulfilment@tmx.com. In order to receive a paper copy in time to vote before the meeting, your request should be received by May 25, 2026.

VOTING METHOD	
INTERNET	Go to https://www.meeting-vote.com and enter the 13 digit control numbers above
FACSIMILE	416-607-7964
MAIL or HAND DELIVERY	TSX Trust Company BY MAIL: Proxy Department, P.O. Box 721, Agincourt, ON M1S 0A1 BY HAND: 301 - 100 Adelaide Street West, Toronto, Ontario, M5H 4H1

Investor Central
TSX Trust Company offers at no cost to holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions.

To register, please visit: https://www.tsxtrust.com/icreg and complete the registration form.

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail: 301 - 100 Adelaide Street West Toronto, ON, M5H 4H1

Tel: 1-800-387-0825 or 416-682-3860

Email: shareholderinquiries@tmx.com

TMX TSX TRUST

FORM OF PROXY ("PROXY")

Zomedica Corp.
(the "Corporation")

Annual Meeting
June 10, 2026 at 11:00 a.m. (EDT)
https://virtual-meetings.tsxtrust.com/en/1928/

SECURITY CLASS: Common Shares | **RECORD DATE:** April 21, 2026 | **FILING DEADLINE FOR PROXY:** June 8, 2026 at 11:00 a.m. (EDT)

APPOINTEES

The undersigned hereby appoints **Larry Heaton**, failing him, **Karen DeHaan-Fullerton** (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	**FOR**	**WITHHOLD**
a) Jeffrey Rowe	☐	☐
b) Robert Cohen	☐	☐
c) Chris MacLeod	☐	☐
d) Pam Nichols	☐	☐
e) Johnny D. Powers	☐	☐
f) Sean Whelan	☐	☐
g) Rodney Williams	☐	☐
h) Larry Heaton	☐	☐

2. Appointment of Auditor	**FOR**	**WITHHOLD**
Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2025.	☐	☐

3. Executive compensation	**FOR**	**AGAINST**
Advisory vote to approve the compensation of the Company's named executive officers.	☐	☐

4. Amendment to By-Laws	**FOR**	**AGAINST**
An amendment to the By-Laws of the Company to address the quorum requirements for an adjourned meeting of Shareholders as described in the management information circular and proxy statement included in the meeting materials.	☐	☐

DRAFT

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*